Consolidated Balance Sheet Parentheticals - USD ($) shares in Millions, $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Consolidated Balance Sheet
Fixed maturities, available for sale, amortized cost	$ 59,650	$ 58,878
Equity securities, available for sale, cost	$ 504	$ 528
Common stock, shares authorized	1,750.0	1,750.0
Common stock, shares issued	279.6	295.9
Common stock, shares outstanding	279.6	295.9
Treasury stock, at cost, shares	489.5	467.6